UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2015

INERGETICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-3338	22-1558317
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Broad Street, Suite 1212, Newark, NJ	07102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 604-2500

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

Pursuant to a Master Purchase Order Assignment Agreement dated as of September 1, 2015, (the “Agreement”), by and among Inergetics, Inc., a Delaware corporation (the “Registrant”), and the persons named therein (each a “Contractor,” and collectively, the “Contractors,” and, together with the Registrant, collectively, the “Parties”), in order to provide the Registrant with certain financing to, among other items, have its products manufactured, packaged and shipped, the Contractors, on the terms and conditions set forth in the Agreement, made available to the Registrant, until August 31, 2016, purchase order financing, which the Registrant at any time during the term of the Agreement cannot have outstanding more than $1,000,000 (the “$1,000,000 Cap”), under the Agreement.

Pursuant to the terms of the Agreement (i) the Registrant submits for acceptance and assignment purchase orders that it receives from its customers and that the Registrant desires to have the Contractors provide purchase order financing for (each a “PO,” and collectively, “POs”), (ii) if a submitted PO is accepted by the Contractors, such PO will be assigned to the Contractors by the Registrant, and (iii) the Contractors shall thereafter pay directly to the product manufacturer (each a “Manufacturer”, and collectively, the “Manufacturers”) the Manufacturer’s price (the “Manufacturer’s Price”), to manufacturer, package and ship to the customer (or at the Registrant’s option, the Registrant), the finished and packaged products.

For any accepted PO, the Contractors’ funding commitment shall not exceed 100% of the Manufacturer’s Price, except that, in connection with any PO, the Registrant may request the Contractors to provide up to 85% of the gross price to be paid by the customer to the Registrant (“the “Alternative Amount”), which if so agreed by the Contractors, such Alternative Amount shall be payable by the Contractors as follows: (i) 100% of the Manufacturer’s Price directly to the Manufacturer; and (ii) the balance of such Alternative Amount to the Distributor for the uses described in the Agreement including, but not limited to, to purchase inventory, pay all fees and expenses owed to the Contractors under the accepted PO and to reduce outstanding amounts of the Exchange Notes (as defined below), Other Notes (as defined below), the CFAP Notes (as defined below), and/or all other amounts owed to the Contractors and/or any of their respective affiliates by the Registrant.

Following delivery of the products to the customer, the customer pays all amounts owed under the PO directly to the Contractors, who deduct from such amount all fees and expenses owed to the Contractor for such products and all remaining funds will go to the Registrant, except for any funds the Contractors elect to use to reduce obligations owed to them and/or their respective affiliates by the Registrant including, but not limited to , as of September 1, 2015 (i) $507,390 aggregate principal amount of Exchange Notes, (ii) $2,193,130 aggregate principal amount of other outstanding notes, debentures and/or other instruments representing funds owed by the Registrant to the Contractors and/or their respective affiliates (collectively, the “Other Notes”), and (iii) the $125,000 aggregate principal amount CFAP Note. All remaining funds shall be provided to the Registrant. All aggregate principal amount of Exchange Notes outstanding reduces the $1,000,000 amount that the Registrant may request from the Contractor under the Agreement on a dollar for dollar basis.

Pursuant to the Agreement, for all funds advanced by the Contractors to or for the benefit of the Registrant, the Registrant shall pay to the Contractors (in addition to the repayment of all funds advanced under the Agreement) as follows:

(i)	A transaction initiation and set-up fee equal to the product of (x) 3.0%, multiplied by (y) the sum of (a) the Manufacturer’s Price, plus (b) all other funds advanced by Contractor; plus

(ii)	Commencing on and including the date 31 days following the Funding Date (as defined in the Agreement) through and including the Clearance Date (as defined in the Agreement), a product advance fee for each 10 day period (pro-rata for any period less than 10 days) equal to the product of (x) 1.25%, multiplied by (y) the aggregate amount of all funds paid and/or advanced by the Contractors in connection with a PO;

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(iii)	A daily maintenance equal to 0.067% (compounding daily) of the aggregate amount of the sum of the Manufacturer’s Price paid plus all other funds advanced by Contractors which remain outstanding for more than ninety (90) days; plus

(iv)	In the event a PO is not paid in full by the customer by the earlier to occur of, among other items (x) the due date set forth in the invoice delivered to the customer, and (y) 120 days of the Funding Date (a “Delinquent PO”), a late payment fee equal to the product of (x) 0.067% of the outstanding portion of the PO Price, multiplied by (y) number of days from the date a PO becomes a Delinquent PO until the PO is paid in full.

All payments due to the Contractors under the Agreement if not paid when due, shall accrue interest thereon at the rate of 2.0% per 30 days (pro-rata for shorter periods) until such amounts are paid in full.

Under certain circumstances, in connection with a PO accepted by and assigned to the Contractors and pursuant to which the Contractors made advances to and/or on behalf of the Registrant, the Contractors can require the Registrant to repurchase the PO and or sell the PO products and pay to the Contractors all amounts owed to them with respect thereto.

In connection with the entering into the Agreement, the Contractors and/or their respective affiliates exchanged $500,000 aggregate principal amount of convertible notes and/or debentures of the Registrant evidencing funds loaned to the Registrant by one or more of the Contractors and/or their affiliates (the “Prior Notes”), for approximately $507,390 aggregate principal amount (which principal amount included all outstanding principal plus accrued but unpaid interest on the Prior Notes as of September 1, 2015), 12% Senior Secured Convertible Demand Promissory Notes of the Registrant (the “Exchange Notes”), which commencing on September 1, 2015, such Exchange Notes accrued interest at the same rates as payments owed to the Contractors by the Registrant under the Agreement and as set forth in (i) and (ii) above.

All obligations of the Registrant owed to the Contractors (and/or their respective affiliates) under (i) the Agreement, (ii) the Exchange Notes, (iii) the Other Notes, and (iv) the CFAP Note are: (x) convertible into shares of common stock, par value $0.001 per share (the “Common Stock”), of the Registrant at a conversion price equal to the lower of (1) $0.07, and (2) 62% of the lowest price any share of Common Stock was bought or sold on the principal market during the ten (10) consecutive trading days immediately preceding the applicable date of determination, adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transactions, (y) have full ratchet anti-dilution provisions, and (z) are secured by a first priority security interest in and to all assets of the Registrant pursuant to a Security Agreement dated September 1, 2015 by and among the Registrant, the Contractors and the other parties named therein. As a condition to the Contractors entering into the Agreement, 3 creditors of the Registrant subordinated all of the obligations owed by the Registrant to such creditors to the obligations of the Registrant to the Contractors and their respective affiliates under, among other items, the Agreement, the Exchange Notes, the CFAP Note and the Other Notes pursuant to a Subordination Agreement dated as of September 1, 2015 by and among the Registrant, the Contractors, certain of their affiliates and the 3 creditors.

The Agreement also contains various other representations, warranties, covenants, events of default and the like.

In consideration of Contractors’ commitment to make available the funds under the Agreement, to pay the Manufacturing Price and otherwise advance funds to the Registrant pursuant to the Agreement, the Registrant agreed to pay to the Contractor’s a $100,000 Commitment Fee (the “Commitment Fee”), in cash, payable in 4 monthly equal tranches of $25,000, or, at the Registrants sole option, through the issuance of a $125,000 aggregate principal amount 12% Senior Secured Convertible Note of the Registrant due August 31, 2016 (the “CFAP Note”). The Registrant elected to pay the Commitment Fee through the issuance to the Contractors of the CFAP Note.

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All descriptions of (i) the Agreement, the Exchange Notes, the Security Agreement and the Subordination Agreement (collectively, the “Transaction Documents”), are summary descriptions only and must be read in connection with the form of such documents attached to this Report as Exhibits 10.1, 10.2, 10.3 and 10.4 and (ii) the Other Notes, which were attached to prior Current Reports on Form 8-K of the Registrant files with the Securities and Exchange Commission.

The Registrant does not plan on publicly disseminating acceptances of and assignments to the Contractors of Purchase Orders, funds advanced to (or on behalf of) the Registrant by the Contractors under the Agreement and/or any other transactions under the Agreement as such are within the Registrant’s regular and ordinary business and the Registrant intends to continuously use the Agreement to fund customer PO’s and for other purposes described herein and in the Agreement to the maximum extent until the Agreement is terminated on or about August 31, 2016 (unless earlier terminated pursuant to the terms of the Agreement).

Pursuant to the terms of the Agreement, the Registrant agreed that no later than March 1, 2016, to reserve 400% of the number of shares of Common Stock issuable upon conversion of the Exchange Notes, the CFAP Note and the Other Notes and all other convertible, exercisable and/or exchangeable securities of the Registrant owned by the Contractors and/or any of their respective affiliates.

The Registrant has applied to the State of New Jersey to receive a tax voucher for approximately $810,000 representing its net operating loss (the “NOL”) for the year ended December 31, 2014, which if tax voucher is granted, a 3rd party can purchase the NOL. Pursuant to the terms of the Agreement, if the tax voucher is granted and the NOL is sold, all funds received from the sale of such NOL will be provided to the Registrant, except for funds the Contractors elect to use to reduce outstanding obligations of the Registrant to the Contractors and any of their respective affiliates set forth elsewhere herein and in the Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 and Item 3.02 is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 and Item 2.03 is incorporated by reference into this Item 3.02.

On or about August 21, 2015, one of the Contractors loaned to the Registrant $52,500 which was represented by a $52,500 12% Senior Secured Convertible Promissory Note of the Registrant. On or about September 1, 2015, the Registrant issued to the holder thereof a $52,689.86 aggregate principal amount Exchange Note solely in exchange for the original $52,500 note (which additional $189.86 represented accrued but unpaid interest on such note through and including September 1, 2015).

All offers and sales by the Registrant of the Exchange Notes, the Prior Notes, the CFAP Notes and the Other Notes, were made by the Registrant pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) pursuant to Section 4(2) and Rule 506 of Regulation D of the 1933 Act.

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Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the 1933 Act, Section 21E of the Securities Exchange Act of 1934, as amended, and as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties and are subject to change at any time, and our actual results could differ materially from expected results. These risks and uncertainties include, without limitation, the Registrant's ability to continue to raise capital to fund its operations and lack of operating capital; as well as other risks. Additional information about these and other risks are set forth in the Registrant's Annual Report on Form 10-K for the year ending December 31, 2014. The Registrant undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this statement or to reflect the occurrence of unanticipated events, except as required by law.

The information contained in this Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the Registrant’s common stock or any other securities of the Registrant, but merely included to disclose the terms of the transaction mentioned herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Description

	10.1	Form of Master Purchase Order Assignment Agreement dated as of September 1, 2015

	10.2	Form of 12% Senior Secured Convertible Demand Promissory Note (Exchange Note)

	10.3	Form of Security Agreement dated as of September 1, 2015

	10.4	Form of Subordination Agreement dated as of September 1, 2015

The above documents attached as Exhibits to this Report (the “Transaction Documents”) have been included as exhibits in this Report to provide information regarding the terms thereof. Such documents are not intended to provide any other financial or other information about the Registrant. The representations, warranties and covenants contained in the Transaction Documents were made only for purposes of those documents and as of specific dates; were solely for the benefit of the parties and/or beneficiaries named in the Transaction Documents; may be subject to limitations agreed upon by the parties, and may be subject to standards of materiality. No person should rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Registrant. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the particular Transaction Document, which subsequent information may or may not be fully reflected in public disclosures by the Registrant.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGETICS, INC.

Date: September 14, 2015	By:	/s/ Michael C. James
Name: Michael C. James
Title: Chief Executive Officer and
Chief Financial Officer